Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

(a) Capital expenditure commitments

The Group had no capital expenditure commitment as of March 31, 2025 and 2024, respectively.

(b) Contingencies

The Group is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Group does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Group’s consolidated business, financial position, cash flows or results of operations taken as a whole. As of March 31, 2025 and 2024, the Group was not a party to any material legal or administrative proceedings.